LOOMIS SAYLES GLOBAL MARKETS FUND

Supplement dated May 13, 2010, to the Natixis Funds Statement of Additional Information, dated

February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the third sentence in the third paragraph within the section “Portfolio Holdings Information” is amended as follows:

As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis; Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis; Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns; chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income-Tax Act with respect to the Loomis Sayles Global Markets Fund; and tax agents in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to the Loomis Sayles Global Markets Fund.